1 New Valley LLC, the real estate subsidiary of Vector Group Ltd. (NYSE: VGR), owns real estate and 70% of Douglas Elliman, the largest residential brokerage firm in the New York metropolitan area, as well as a minority stake1 in numerous real estate investments. New Valley has invested approximately $195 million, as of December 31, 2017, in a broad portfolio of real estate projects. NEW VALLEY REAL ESTATE INVESTMENTS1 March 2018 DOUGLAS ELLIMAN • Largest residential real estate brokerage firm in New York metropolitan area and third-largest in the United States. • Closings of $26.1 billion for the year ended December 31, 2017; Douglas Elliman has approximately 7,000 affiliated agents and 100 offices throughout the New York metropolitan area, South Florida, Aspen, Greenwich, and Los Angeles. • Maintains an alliance with Knight Frank— the largest independent residential brokerage in the United Kingdom— to jointly market high-end properties, providing a network with 520 offices across 60 countries with 21,550 affiliated agents. • Revenues and Adjusted EBITDA of Douglas Elliman of $722 million and $26.1 million,2 respectively, for the year ended December 31, 2017. COMPANY HIGHLIGHTS • Executive offices in Manhattan and Miami • Employs approximately 900 people Douglas Elliman’s net income was $21.4M for the year ended December 31, 2017. New Valley’s net income for the periods presented was approximately $37.6M, $13.5M, $23.9M, and $12.9M for the periods presented, respectively. Adjusted EBITDA is a non-GAAP financial measure. New Valley’s Adjusted EBITDA does not include an allocation of Vector Group Ltd.’s Corporate and Other Expenses (for purposes of computing Adjusted EBITDA) of $15.7M, $15.3M, $14.9M and $4.6M, for the periods presented, respectively. For a reconciliation of Adjusted EBITDA to net income, please see Vector Group Ltd.’s Current Reports on Forms 8-K, filed on November 15, 2016, November 24, 2017, and March 1, 2018. Please also see Vector Group Ltd.’s Form 10-K for the year ended December 31, 2017 (Commission File Number 1-5759) 2 2017 $20.3M New Valley Adjusted EBITDA Maryland Portfolio (Baltimore County) New Valley’s Real Estate Investment Portfolio1 New Valley’s New York Real Estate Investments1 1. The Marquand Upper East Side 2. 10 Madison Square West Flatiron District/NoMad 3. 11 Beach Street TriBeCa 4. 20 Times Square Times Square 5. 111 Murray Street TriBeCa 6. 160 Leroy Street Greenwich Village 7. 215 Chrystie Street Lower East Side 8. The Dutch Long Island City 9. 1 QPS Tower Long Island City 10. Park Lane Hotel Central Park South 11. 125 Greenwich Street Financial District 12. The Eleventh West Chelsea 13. New Brookland Flatbush 14. The Dime (Havemeyer Street) Brooklyn Coral Beach and Tennis Club Bermuda International Investments1 Land Development/Real Estate Held for Sale, net Apartments/ Condo- miniums/Hotels Commercial Retail/ Office Assets Monad Terrace (Miami Beach) newvalley.comContact: Emily Claffey / Ben Spicehandler / Columbia Clancy of Sard Verbinnen & Co (212) 687-8080 Escena (Palm Springs) Douglas Elliman Closings 2017 $26.1B EXECUTIVE MANAGEMENT Howard M. Lorber President and Chief Executive Officer Richard J. Lampen Executive Vice President J. Bryant Kirkland III Senior Vice President, Treasurer and Chief Financial Officer Marc N. Bell Senior Vice President, Secretary and General Counsel Bennett P. Borko Executive Vice President of New Valley Realty division NY City Investments New Valley Revenues – FYE 12/31/17 Other Real Estate Brokerage Commissions Property Management West Hollywood Edition (West Hollywood) The Plaza at Harmon Meadow (New Jersey) Sagaponack (East Hampton) 87 Park (Miami Beach) Mosaic II (ST Portfolio) (Houston) Takanasee (New Jersey) $727M $685M $32M $10M Wynn Las Vegas Retail (Nevada) Fontainebleau (Las Vegas) 500 Broadway (Santa Monica) 2012 $12.4B 2013 $14.9B $18.2B 2014 2015 $22.4B 2016 $24.6B 2014 $40.2M 2015 $26.9M 2016 $27.9M 2 12 7 8 9 1 MEATPACKING DISTRICT MIDTOWN QUEENS-MIDTOWN TUNNEL QUEENS WILLIAMSBURG BRIDGE QUEENSBORO BRIDGE BROOK LYN BRIDG E MANH ATTAN BRIDG E HUDSON RIVE R EAST RIVE R COLUMBUS CIRCLE UNION SQUARE BROOKLYN LOWER EAST SIDE GREENWICH VILLAGE WEST VILLAGE SOHO TRIBECA 6 5 3 11 4 10 13 Please refer to form 10-K for the year ended December 31, 2017 14